First Quarter 2017 EarningsNASDAQ Global Select Market: UBNK Create Your Balance

2NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. Forward Looking Statements

3NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4NASDAQ: UBNK Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Shared Services 12 Financial Highlights 13

5NASDAQ: UBNK Branch Network 3rd largest public bank headquartered in CT with $6.70 billion in assets 53 Branches located in Central CT and Western MA #4 market share in combined Hartford / Springfield MSA $85 million in average deposits per branch (6/30/16 Branch level reporting; Source: FDIC Summary of Deposits Report)

6NASDAQ: UBNK Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Markets Population Population35-54 Average HHI Median Age Hartford MSA 1,209,666 314,305 99,183 41 Springfield MSA 634,548 150,871 74,794 38 Worcester MSA 941,096 252,449 90,066 40 New Haven County 857,654 222,167 88,804 40 Fairfield County 954,291 261,415 140,792 40 Total 4,597,255 1,201,207 100,236 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population Main Operational Markets Opportunity Markets NOTE: All financial data as of June 30, 2016

Management Team and Ownership

Name	Title/Function	Years in Industry/ Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer	28/6	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	13/6	FDIC, Fitch Ratings, Alliance Berstein
Dena M. Hall	Chief Marketing Officer	20/12	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resources Officer	33/3	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	29/11	National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Banking	26/4	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	31/3	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	31/1	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	25/5	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 538,087 shares of stock and options*
- UBNK management owns 1,310,398 shares of stock and options*
- UBNK and United Bank Directors own 1,072,652 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/16.

united financial bancorp, inc.

NASDAQ: UBNK

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8NASDAQ: UBNK Four Key Objectives Objective Progress 1. Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity (a) YoY loans and deposits increased similarly at 6.3% and 5.7%; (b) YoY DDA growth of 5.1%; (c) YoY capital growth of 5.2% 2. Re-Mix cash flows into higher yielding risk adjusted return on assets with lower funding costs relative to peers. (a) NIM increased 7bps QoQ; (b) growth focused on C&I, consumer, and OOCRE, with less emphasis on Investor CRE & residential real estate 3. Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) Non-Interest Expense/Average Assets (NIE/AA) at 2.11% annualized in 1Q17 while making strategic investments in Information Technology & Project Management 4. Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) Q1 2017 record revenue while improving EPS vs. Q1 2016; (b) TBV/share increased 2.1% QoQ; (c) Increased core banking fees vs. the linked quarter; (d) 1Q17 annualized dividend yield of 2.73%

9NASDAQ: UBNK Consumer Banking Consumer Loan Detail as of 03/31/2017 Construction 3% Home equity 26% Other consumer 11% Residential 60% Diverse products designed to meet the needs of our consumer customers. Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth • Mortgage Sales team originated $134.0 million of residential mortgage loans in Q1 2017. Participate in secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships with growth in Home Equity and lines of credit. • United Northeast Financial Advisors serving over 50 banking offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine division. ($1.96 Bn, or 40% of loans)

10NASDAQ: UBNK Wholesale Banking Commercial Loan Detail as of 03/31/2017 Construction 3% Owner-Occupied CRE 14% C&I 26% Investor CRE 57% Robust offering of products to support commercial customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor CRE has remained essentially flat for four quarters. Regional CRE program provides geographic diversity in strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($2.99 Bn, or 60% of loans)

11NASDAQ: UBNK Wholesale Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,783 Million C&I & Owner Occupied CRE by Industry $1,203 Million

12NASDAQ: UBNK Shared Services In addition to a strong and seasoned leadership team, the Company has recruited, retained and developed deeply talented teams across the organization Significant investment in Information Technology resources to provide leadership for effective strategic and tactical planning in the use of technology. Implementing the use of leading edge development methodologies and feedback loops. Experienced Enterprise Risk and Credit Risk areas that maintain a strong, consistent culture of risk discipline. Support profitable business results using vigilance, agility, and expertise. Strong recruiting, retention and talent development via Human Capital division. Focus on defining, attracting, and developing the right mix of critical talent to support and grow the businesses. Deep Finance group with talent recruited from a large and diversified set of institutions. Provide decision support for strategic and operational goals using key business drivers and parameters that impact future profit and revenue growth. Experienced and talented Tax team driving profitable tax planning.

13NASDAQ: UBNK Financial Highlights

14NASDAQ: UBNK First Quarter Walk (Dollars in thousands) GAAP Net Income Actual Fourth Quarter 2016 $ 14,550 Loan Interest Income 810 Fee Income 223 Investment Income 512 Interest Expense (420) Net Interest Income 1,125 Provision 1,071 Net Interest Income after Provision 2,196 Service Charges and Fees (162) Security Gains/Losses 363 Mortgage Banking (1,517) Gains/Losses on Limited Partnerships 625 Other 260 Non-Interest Income (431) Salaries and Benefits (451) Service Bureau Fees (336) Occupancy Expense (813) Professional Fees (285) Marketing 66 FDIC 94 Other 323 Total Operating Expense (1,402) Taxes (1,187) Total Change (824) Actual First Quarter 2017 $ 13,726

15NASDAQ: UBNK Tangible Book Value per Share Walk

16NASDAQ: UBNK Forecast Actual FY 2016 Actual Q1 2017 FY2017 Tax Equivalent Net Interest Margin 2.99% 3.03% 3.05% ^ Loan Growth* 6.2% 3.4%* high single digit Provision / Average Gross Loans* 0.29% 0.19%* 0.30% Non-Interest Income Run Rate* $30.1 million $34.0 million* $32 - 34 million Non-Interest Expense Run Rate* $134.0 million $138.8 million* $138-140 million Effective Tax Rate (YTD) 7.6% 13.2% 13% *Note: Loan Growth, Provision/Average Gross Loans, Fee Income and NIE calculations are annualized. ^ Tax Equivalent NIM forecast assumes no changes to interest rates in forecast period

17NASDAQ: UBNK NIE/Average Assets/FTE Employees NIE/AA Employees 3.5% 2.5% 1.5% 0.5% 800 700 600 500 400 300 200 100 0 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017 Q1* Period Ending 2.11% 281 331 342 683 697 718 710 *NIE/Average Assets calculation is annualized

18NASDAQ: UBNK Balance Sheet Trends QoQ YoY 1Q17 vs 4Q16 1Q17 vs 1Q16 Balance Sheet ($ in thousands) 1Q2017 4Q2016 3Q2016 2Q2016 1Q2016 $ Change % Change $ Change % Change ASSETS Cash and cash equivalents $ 84,660 $ 90,944 $ 214,246 $ 97,441 $ 87,234 $ (6,284) (6.9)% $ (2,574) (3.0)% Securities 1,089,666 1,057,449 1,066,601 1,087,748 1,104,932 32,217 3.0 (15,266) (1.4) Loans held for sale 87,031 62,517 83,321 30,558 7,560 24,514 39.2 79,471 1,051.2 Residential real estate 1,167,428 1,156,227 1,129,079 1,171,300 1,176,357 11,201 1.0 (8,929) (0.8) Home equity 516,325 536,772 479,390 460,058 446,515 (20,447) (3.8) 69,810 15.6 Other consumer 225,317 209,393 213,830 211,065 217,725 15,924 7.6 7,592 3.5 Residential construction 49,456 53,934 52,476 49,338 42,205 (4,478) (8.3) 7,251 17.2 Investor non-occupied CRE 1,697,414 1,705,319 1,702,701 1,675,821 1,648,321 (7,905) (0.5) 49,093 3.0 Owner occupied CRE 433,358 416,718 392,168 384,324 376,511 16,640 4.0 56,847 15.1 Commercial business 769,153 724,557 660,676 671,687 614,235 44,596 6.2 154,918 25.2 Commercial construction (ADC) 85,533 98,794 90,380 107,302 128,007 (13,261) (13.4) (42,474) (33.2) Loans - net 4,913,953 4,870,552 4,689,834 4,702,337 4,621,988 43,401 0.9 291,965 6.3 Deferred tax asset, net 37,040 39,962 32,529 31,395 32,222 (2,922) (7.3) 4,818 15.0 Premises and equipment, net 51,299 51,757 52,520 53,021 53,685 (458) (0.9) (2,386) (4.4) Intangible Assets 120,798 121,183 121,568 121,953 122,354 (385) (0.3) (1,556) (1.3) Cash surrender value of BOLI 169,007 167,823 126,948 126,734 125,920 1,184 0.7 43,087 34.2 Other Assets* 143,166 137,333 157,288 163,897 163,349 5,833 4.2 (20,183) (12.4) Total Assets $ 6,696,620 $6,599,520 $6,544,855 $6,415,084 $6,319,244 $ 97,100 1.5% $ 377,376 6.0 % LIABILITIES AND STOCKHOLDERS' EQUITY Liabilities: QoQ YoY Deposits: 1Q17 vs 4Q16 1Q17 vs 1Q16 Non-interest-bearing $ 690,516 $ 708,050 $ 687,865 $ 673,624 $ 657,144 $ (17,534) (2.5)% $ 33,372 5.1 % Interest-bearing 4,099,843 4,003,122 4,007,606 3,781,717 3,876,901 96,721 2.4 222,942 5.8 Total Deposits 4,790,359 4,711,172 4,695,471 4,455,341 4,534,045 79,187 1.7 256,314 5.7 Mortgagors' and investor escrow accounts 10,925 13,354 9,045 14,040 9,696 (2,429) (18.2) 1,229 12.7 FHLB advances and other borrowings 1,180,053 1,169,619 1,102,882 1,222,160 1,073,034 10,434 0.9 107,019 10.0 Accrued expenses and other liabilities 49,300 49,509 81,217 79,350 69,191 (209) (0.4) (19,891) (28.7) Total liabilities 6,030,637 5,943,654 5,888,615 5,770,891 5,685,966 86,983 1.5 344,671 6.1 Total stockholders' equity 665,983 655,866 656,240 644,193 633,278 10,117 1.5 32,705 5.2 Total liabilities and stockholders' equity $ 6,696,620 $6,599,520 $6,544,855 $6,415,084 $6,319,244 $ 97,100 1.5% $ 377,376 6.0% *Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets

19NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2017Q1 2016Q4 Average balance $ 1,123 $ 1,100 Yield 3.45% 3.36% Average Rating AA AA Actual MBS Portfolio $ 578 $ 554 Total Portfolio Duration (years) 3.7 3.6 Summary of Quarterly Securities Purchases 2017Q1 2016Q4 Average Yield 3.18% 3.30% Average Rating AA- AA- Total Securities/Assets (%) 25.0 20.0 15.0 10.0 5.0 201 4Q 1 201 4Q 2 201 4Q 3 201 4Q 4 201 5Q 1 201 5Q 2 201 5Q 3 201 5Q 4 201 6Q 1 201 6Q 2 201 6Q 3 201 6Q 4 201 7Q 1 19.3 18.8 19.4 19.5 20.1 19.0 18.7 17.2 17.5 17.0 16.3 16.0 16.3 Investment Portfolio Summary (Total) March 31, 2017 Corp Debt: 8% Agency CMO: 19% Agency CCMO: 13% Agency CMBS: 2% CLO: 14% Muni: 23% Agency MBS: 20% Preferred: 1% (Excludes FHLBB stock)

20NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2017Q1 2016Q4 2016Q3 2016Q2 2016Q1 Non-accrual loans $ 26,376 $ 26,759 $ 25,983 $ 32,310 $ 29,285 TDR - non-accruing 8,252 7,304 7,345 6,713 7,143 Total non-performing loans 34,628 34,063 33,328 39,023 36,428 OREO 1,786 1,890 2,792 702 659 Total non-performing assets $ 36,414 $ 35,953 $ 36,120 $ 39,725 $ 37,087 NPLs to total loans 0.70% 0.69% 0.71% 0.82% 0.78% NPAs to total assets 0.54% 0.54% 0.55% 0.62% 0.59% Net charge offs $ 1,783 $ 1,641 $ 647 $ 1,163 $ 1,075 Annualized NCOs to average loans 0.14% 0.14% 0.05% 0.10% 0.09% Allowance for loan losses to non-performing loans 125.05% 125.64% 123.26% 97.28% 97.45% Allowance for loan losses to total loans 0.88% 0.87% 0.87% 0.80% 0.76% Provision for loan losses (annualized)/Average Loans 0.19% 0.28% 0.31% 0.31% 0.23%

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Ratio Delta	Construction / Risk-Based Capital	3-Year Ratio Delta
United Financial Bancorp, Inc.	**Glastonbury**	**CT**	**UBNK**	**288%**	**19%**	**26%**	**1%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	259%	(31)%	21%	1%
Webster Financial Corporation	Waterbury	CT	WBS	163%	34%	22%	7%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	258%	71%	46%	13%
Independent Bank Corp.	Rockland	MA	INDB	307%	(11)%	49%	(1)%
Brookline Bancorp, Inc.	Boston	MA	BRKL	367%	13%	22%	(1)%
Century Bancorp, Inc.	Medford	MA	CNBKA	35%	(7)%	4%	(2)%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	315%	47%	39%	20%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	516%	(31)%	107%	22%
Camden National Corporation	Camden	ME	CAC	199%	45%	31%	11%
First Connecticut Bancorp, Inc.	Farmington	CT	FBNK	315%	46%	20%	(18)%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	245%	14%	82%	1%
Community Bank System, Inc.	De Witt	NY	CBU	80%	(2)%	15%	(3)%
NBT Bancorp Inc.	Norwich	NY	NBTB	167%	(4)%	33%	12%
Sterling Bancorp	Montebello	NY	STL	265%	51%	16%	1%
			High	516%	71%	107%	22%
			Low	35%	(31)%	4%	(18)%
			Mean	249%	17%	36%	4%
			Median	259%	14%	26%	1%
			UBNK Ranking out of 15 (ascending):	***10***	***9***	***8***	***7***

NOTE: All financial data as of December 31, 2016
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
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22NASDAQ: UBNK Deposit Composition Demand & NOW: 23% Regular Savings: 12% Money Market: 26% Time Deposits: 39% Demand & NOW: 26% Regular Savings: 11% Money Market: 29% Time Deposits: 34% Deposit Composition at March 31, 2016Deposit Composition at March 31, 2017 Total Deposits at 3/31/16: $4.53 billionTotal Deposits at 3/31/17: $4.79 billion

23NASDAQ: UBNK Non-GAAP Reconciliation Three Months Ended March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Net Income (GAAP) $ 13,726 $ 14,550 $ 14,159 $ 9,058 $ 11,894 Non-GAAP adjustments: Non-interest income (465) (94) (118) (367) (1,452) Non-interest expense — 107 55 1,403 1,454 Related income tax (benefit) expense 163 (5) 22 (363) 47 Net adjustment (302) 8 (41) 673 49 Total non-GAAP net income $ 13,424 $ 14,558 $ 14,118 $ 9,731 $ 11,943 Net interest income (GAAP) $ 44,297 $ 43,172 $ 43,029 $ 41,496 $ 43,402 Non-interest income (GAAP) $ 8,505 $ 8,936 $ 7,889 $ 6,532 $ 6,727 Non-GAAP adjustments: Net gain on sales of securities (457) (94) (48) (367) (1,452) BOLI claim benefit (8) — (70) — — Net adjustment (465) (94) (118) (367) (1,452) Total non-GAAP non-interest income 8,040 8,842 7,771 6,165 5,275 Total non-GAAP net interest income 44,297 43,172 43,029 41,496 43,402 Total non-GAAP revenue $ 52,337 $ 52,014 $ 50,800 $ 47,661 $ 48,677

24NASDAQ: UBNK Non-GAAP Reconciliation (cont.) Three Months Ended March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Non-interest expense (GAAP) $ 34,695 $ 33,293 $ 32,236 $ 34,681 $ 33,763 Non-GAAP adjustments: Effect of position eliminations — (107) (55) (1,403) — FHLBB prepayment penalties — — — — (1,454) Net adjustment — (107) (55) (1,403) (1,454) Total non-GAAP non-interest expense $ 34,695 $ 33,186 $ 32,181 $ 33,278 $ 32,309 Total loans $ 4,943,984 $ 4,901,714 $ 4,720,700 $ 4,730,895 $ 4,649,876 Non-covered loans (1) (691,054) (744,763) (721,763) (1,259,285) (1,334,303) Total covered loans $ 4,252,930 $ 4,156,951 $ 3,998,937 $ 3,471,610 $ 3,315,573 Allowance for loan losses $ 43,304 $ 42,798 $ 41,080 $ 37,961 $ 35,500 Allowance for loan losses to total loans 0.88% 0.87% 0.87% 0.80% 0.76% Allowance for loan losses to total covered loans 1.02% 1.03% 1.03% 1.09% 1.07% (1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.